UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

U.S. Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10238	52-1216347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Tower Lane 1st Floor Avon, CT	06001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 678-7537

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Special Meeting of Stockholders

As previously reported in the Current Report of U.S. Energy Systems, Inc. (the “Company”) on Form 8-K dated January 19, 2008 (the “January 19 Form 8-K”), the Board of Directors has called a Special Meeting of Stockholders of the Company to take place on Tuesday, January 29, 2008. The Board of Directors fixed the close of business on Friday, January 18, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

In view of the resignation of Mr. Robert A. Schneider as a Director of the Company and the election of Messrs. Bernard J. Zahren, Joseph P. Reynolds and Richard J. Augustine as Directors as reported in the January 19 Form 8-K, the Company is mailing to stockholders a Supplement to the Notice of Special Meeting of Stockholders to reflect the change in the Board of Directors.

The only matters to be considered at the Special Meeting of Stockholders will be the removal of the Directors of the Company and, if required to fill any vacancies created by the removal of Directors with cause, the election of new Directors. The Company’s By-laws provide that business transacted at any special meeting of stockholders shall be limited to the purposes stated in the Notice of Special Meeting. The Company’s By-laws further provide that Directors can be removed by vote of the stockholders prior to the expiration of their term of office only with cause.

Due to the limited time available to give notice of the Special Meeting of Stockholders in compliance with the order of the Delaware Chancery Court, no proxies can be solicited from stockholders by the Company or on behalf of the Directors for the Special Meeting of Stockholders in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission. Consequently, no proxy statement or form of proxy will be sent or otherwise made available to stockholders for the Special Meeting. Stockholders wishing to vote at the Special Meeting must be present in person or submit a valid proxy at the Special Meeting or to the Company’s Secretary no later than Monday, January 28, 2008. Beneficial owners whose shares are held of record in the name of a broker, bank or other nominee must instruct the record holder to vote on their behalf or obtain a valid proxy from the record holder to vote their shares.

A copy of the Supplement to Notice of Special Meeting of Stockholders is attached to this Current Report as Exhibit 20.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

20.2	Supplement to Notice of Special Meeting of Stockholders dated January 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Energy Systems, Inc.

By:	/s/ Richard Augustine
Richard Augustine
Vice President

Date: January 24, 2008

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